                                                                      EXHIBIT 23

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements of American Greetings Corporation listed below of our reports dated April 15, 2005, with respect to the consolidated financial statements and schedule of American Greetings Corporation, American Greetings Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of American Greetings Corporation included in this Annual Report (Form 10-K) for the year ended February 28, 2005.

REGISTRATION
   NUMBER                                       DESCRIPTION                                                 FILING DATE
   ------                                       -----------                                                 -----------
   2-89471                   Post-Effective Amendment No. 1 to Form S-3 Registration Statement            May 27, 1986

   2-84911                   Post-Effective Amendment No. 1 to Form S-8 Registration Statement            May 31, 1984

   33-975                    American Greetings Corporation 1985 Incentive Stock Option Plan - Form       November 7, 1985
                             S-8 Registration Statement

   33-16180                  American Greetings Corporation 1987 Class B Stock Option Plan - Form         July 31, 1987
                             S-8 Registration Statement

   33-45673                  American Greetings Corporation Employees' Retirement Profit Sharing          February 4, 1992
                             Plan - Form S-8 Registration Statement

   33-58582                  American Greetings Corporation 1992 Stock Option Plan - Form S-8             February 22, 1993
                             Registration Statement

   33-61037                  American Greetings Corporation 1995 Director Stock Plan - Form S-8           July 14, 1995
                             Registration Statement

   33-08123                  American Greetings Corporation 1996 Employee Stock Option Plan - Form        July 15, 1996
                             S-8 Registration Statement

   333-41912                 American Greetings Corporation 1997 Equity and Performance Incentive         July 21, 2000
                             Plan (as amended June 24, 2000) - Form S-8 Registration Statement

   333-65534                 American Greetings Corporation 1997 Equity and Performance Incentive         July 20, 2001
                             Plan (as amended June 22, 2001) - Form S-8 Registration Statement

   333-68526                 Amendment No. 1 to Form S-3 Registration Statement                           October 19, 2001

   333-75696                 American Greetings Employment Agreement with Selling Shareholder - Form      December 21, 2001
                             S-8 Registration Statement

   333-121982                American Greetings Corporation 1997 Equity and Performance Incentive         January 12, 2005
                             Plan (as amended June 25, 2004) - Form S-8 Registration Statement

   333-123041                American Greetings Corporation 1995 Director Stock Plan - Form S-8           February 28, 2005
                             Registration Statement

                                       /s/ Ernst & Young LLP

        Cleveland, Ohio
        May 6, 2005